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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2004

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                     CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)

            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)

                                  852-2588-1228
                            Issuer Telephone number)

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2004, China Energy Savings Technology, Inc., a Nevada corporation (Registrant), completed an acquisition of an additional 15% interest (the "Acquisition") in Starway Management Limited, a British Virgin Islands corporation ("Starway"). Prior to the Acquisition, the Registrant owned 50% of the outstanding shares of capital stock of Starway. After the Acquisition, the Registrant will own a total of 65% of the outstanding shares of capital stock of Starway. The Registrant acquired the additional 15% interest in Starway from Eurofaith Holdings, Inc., a British Virgin Islands corporation ("Eurofaith"). The sole director of Eurofaith is also a director and Corporate Secretary of the Registrant.

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The  Registrant  acquired  the 15%  interest  in  Starway  by issuing a total of
3,346,100 shares of common stock of the Registrant. The amount of consideration given by the Registrant for the Acquisition was determined with reference to the acquisition of shares of Starway capital stock as reported in the Registrant's Current Report on Form 8-K filed on June 30, 2004. The closing of the Acquisition (the "Closing") occurred on November 17, 2004 (the "Closing Date"). The sole consideration for the Acquisition is common stock of the Registrant.

A copy of the definitive agreement and a press release regarding this Acquisition is attached as an exhibit hereto.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On November 16, 2004, the Registrant announced its results for its fourth quarter ended September 30, 2004. A copy of the press release is attached as an exhibit.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The Registrant issued 3,346,100 shares of common stock to Eurofaith which represented that it is an accredited investors as part of the Acquisition. SEE,
Item 2.01 above.  This transaction was effected under Rule 506 promulgated under
Section 4(2) of the Securities Act of 1933, as amended. The recipient of the securities in the above-described transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificate and other instruments issued in such transaction.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

Exhibit
Number      Description
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 10.1       Agreement and Plan of Share Exchange dated as of November 16, 2004 by and among China Energy Savings Technology, Inc. and Eurofaith
            Holdings, Inc.

 99.1       Press Release



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA ENERGY SAVINGS TECHNOLOGY, INC.


                                    By:              /s/ Sun Li
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                                                       Sun Li
                                                        CEO
Dated: November 17, 2004




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